Exhibit 10.30

                                                                   FORM OF
                                                                   WARRANT

THESE SECURITIES HAVE BEEN ISSUED PURSUANT TO EXEMPTIONS FOR NONPUBLIC OFFERINGS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, THESE SECURITIES MAY NOT BE RESOLD OR OTHERWISE DISPOSED OF UNLESS, IN THE OPINION OF COUNSEL FOR OR SATISFACTORY TO THE ISSUER, REGISTRATION UNDER THE APPLICABLE FEDERAL OR STATE SECURITIES LAWS IS NOT REQUIRED OR COMPLIANCE IS MADE WITH SUCH REGISTRATION REQUIREMENTS.

                Void after 5:00 p.m. Eastern Time, on May 1, 2008

             WARRANT TO PURCHASE ___________ SHARES OF COMMON STOCK

                                       OF

                               PHARMANETICS, INC.

         This is to certify that, FOR VALUE RECEIVED, CAMDEN PARTNERS STRATEGIC FUND [II-A][II-B], L.P. or its registered assigns pursuant to Section (d) hereof ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from PharmaNetics, Inc., a North Carolina corporation (the "Company"), ________ fully paid, validly issued and nonassessable shares of Common Stock, no par value, of the Company ("Common Stock"), at the exercise price of $7.121 per share until May 1, 2008. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares," and the exercise price of a share of Common Stock as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

         (a) EXERCISE OF WARRANT; NOTIFICATION OF EXPIRATION DATE OF WARRANT. The Warrant may be exercised as to Warrant Shares at any time or from time to time, from and after November 1, 2003 until 5:00 P.M. Eastern time on May 1, 2008 (the "Expiration Date"), provided, however, that if such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day; provided, further, that in the event that a Corporate Transaction (as defined in Section
(f)(1) below) occurs prior to the date this Warrant becomes exercisable, this Warrant may be exercised in full or in part immediately prior to the consummation of such Corporate Transaction. The Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed (with signature guaranteed if required by the

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                                                                   WARRANT

Company or its stock transfer agent) and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form and any applicable taxes. The purchase price for any Warrant Shares purchased pursuant to the exercise of this Warrant shall be paid in full upon such exercise in cash or by certified or bank check or pursuant to a cashless exercise procedure whereby the Warrant Shares issued upon exercise of this Warrant will be sold with Holder receiving the difference between the Exercise Price and the sale price, in cash, and the Company receiving the Exercise Price for the Warrant Shares, in cash, or any combination of the foregoing methods of paying the Exercise Price. In the alternative, the Warrant may be exchanged for Warrant shares as described in Section (k). As soon as practicable after each such exercise of the Warrants, but not later than seven (7) business days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or the Holder's designee, except in the case of a cashless exercise. If the Warrant should be exercised in part only, the Company shall, upon surrender of the Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. In the event of a cash exercise, upon receipt by the Company of the Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, together with the exercise price thereof and taxes as aforesaid in cash or certified or bank check and the investment letter described below, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to the Holder. In order to assure the availability of an exemption from registration under the federal or applicable state securities laws, the Company may condition the exercise of the Warrant upon the Holder delivering to the Company an investment letter in the form as customarily used by the Company from time to time in connection with the exercise of non-registered options and warrants which are issued by the Company. It is further understood that certificates for the Warrant Shares, if any, to be issued upon exercise of the Warrant may contain a restrictive legend in accordance with Section (i) hereof.

         (b) RESERVATION OF SHARES. The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of the Warrants. If the Common Stock is or becomes listed on any national securities exchange or the NASDAQ National Market System, the Company shall also list such shares on such exchange subject to notice of issuance or maintain the listing of its Common Stock on the NASDAQ National Market System, as the case may be.

         (c) FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of a share, determined as follows:

              (1) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ National Market System, the current market value shall be the last

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                                                                   WARRANT

              reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average bid and asked prices for such day on such exchange or system;

              (2) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc., on the last business day prior to the date of the exercise of this Warrant; or

              (3) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount, not less than the book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

         (d) EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. The Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Subject to Section (i) hereof, the Holder may transfer or assign the Warrant, in whole or in part and from time to time to a Qualified Institutional Buyer, as such term is defined in Rule 144A promulgated under the Securities Act of 1933, as amended. Upon surrender of this Warrant to the Company at its principal office or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed (with signature guaranteed, if required by the Company or its stock transfer agent) and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee or assignees named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided by or combined with other Warrants which carry the same rights upon presentation hereof at the principal office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of loss, theft or destruction, of reasonable satisfactory indemnification (including a surety bond), and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor, date and amount. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not the original Warrant shall be at any time enforceable (subject to the Company's right of indemnification as provided above) by anyone.

         (e) RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the

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                                                                   WARRANT

Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

         (f) CERTAIN ADJUSTMENTS. So long as this Warrant shall be outstanding, the Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrants shall be subject to adjustment from time to time upon the happening of certain events as follows:

              (1) Reclassification, Consolidation or Merger. In case of any reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation, (other than a merger (i) with another corporation in which the Company is the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant or (ii) a merger in which the Company is not the surviving corporation and holders of equity securities of the Company as a result of such merger receive more than 50% of the equity securities of the surviving corporation), or in case of any sale of all or substantially all of the assets of the Company, or in case of a share exchange in which 80% or more of the outstanding capital stock of the Company is exchanged for capital stock of another corporation, any of which transactions shall be referred to hereinafter as a "Corporate Transaction", the Company or such successor or purchasing company or entity, as the case may be, shall execute with the Holder of this Warrant an agreement pursuant to which the Holder of the Warrant shall have the right thereafter to purchase upon exercise of the Warrant the kind and amount of shares, and/or other securities and property that the Holder of the Warrant would have owned or have been entitled to receive after the happening of such Corporate Transaction had the Warrant been exercised immediately prior to such action. The provisions of this subsection (1) may be waived on behalf of the Holder by holders of warrants representing at least a majority of the Common Stock exercisable under the warrants issued by the Company pursuant to the Series B Stock Purchase and Warrant Agreement dated as of the date hereof among the Company, the Holder and the other parties named therein and, assuming that notice of the Corporate Transaction has been properly delivered to the Holder in accordance with Section (h) hereof, this Warrant may be canceled at the election of the Company or the successor entity upon consummation of the Corporate Transaction. The agreement referred to in this subsection (1) shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section (f). The provisions of this subsection (1) shall similarly apply to successive Corporate Transactions unless waived in accordance with the provisions set forth above.

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                                                                   WARRANT

              (2) Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination.

              (3) Stock Dividends. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to Common Stock payable in, or make any other distribution with respect to Common Stock (except any distribution provided for in the foregoing subsection (1) or
                    (2)), of Common Stock, then the Exercise Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution and
                    (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

              (4) Adjustment of Number of Warrant Shares. Upon each adjustment in the Exercise Price, the number of Warrant Shares purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Warrant Shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

              (5) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least $.01 in such price; provided, however, that any adjustments which by reason of this subsection (f)(5) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder.

              (6) Each computation required by this Section (f) for purposes of determining whether the Exercise Price shall be adjusted shall be performed by the Company's Chief Financial Officer on the basis of the Company's internally prepared unaudited financial statements. Such unaudited financial statements shall be accompanied by a certificate signed by the President and Chief Financial Officer certifying that such unaudited statements have been prepared in accordance with GAAP on a basis consistently applied and included all adjustments (consisting only of normal, recurring accruals) necessary for a fair presentation of the financial position and results of the Company as of the end each such

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                                                                   FORM OF
                                                                   WARRANT

                    period. Any dispute between a holder and the Company in regard to such a computation shall be referred to and decided by the Company's then engaged firm of independent certified public accountants, which shall be a firm of recognized national reputation (the "Accounting Firm"). The computations of the Accounting Firm shall be final and binding on the Company and the Holder.

              (7) Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of Warrant Shares issuable upon exercise of each Warrant to be mailed to the Holder, at its address appearing in the Warrant Register, and shall cause a certified copy thereof to be mailed to its transfer agent, if any.

              (8) All calculations under this Section (f) shall be made to the nearest cent or to the nearest Warrant Share, as the case may be.

              (9) In the event that at any time, as a result of an adjustment made pursuant to this Section (f) above, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subsection (1) above.

              (10) Irrespective of any adjustments in the Exercise Price or the number or kind of Warrant Shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Agreement.

         (g) OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Section, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder or any holder of a Warrant executed and/or delivered pursuant to Section (a) or Section
(d), and the Company shall, forthwith after each such adjustment, mail, by certified mail, a copy of such certificate to the Holder or any such holder.

         (h) NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding, (i) if the Company shall pay any dividend or make any distribution upon the Common Stock, or (ii) if the Company shall offer to the holders of Common Stock for

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                                                                   WARRANT

subscription or purchase by them any shares of any class or any other rights, or
(iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder or any holder of a Warrant executed and/or delivered pursuant to Section (a) or Section (d), at least 15 days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

         (i)  SECURITIES LAW COMPLIANCE

              (1) The Holder of the Warrant, by acceptance hereof, acknowledges that the Warrant and the shares of Common Stock to be issued upon exercise hereof or conversion thereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell, transfer, assign or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof or conversion thereof except under circumstances that will not result in a violation of the Act or any state securities laws. Upon exercise of the Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

              (2) If appropriate, the Warrant and any Warrants issued upon exercise or substitution or upon assignment or transfer pursuant to Section (a) or Section (d), as the case may be, and all shares of Common Stock issued upon exercise hereof or conversion thereof shall be stamped or imprinted with legends setting forth the restrictions on transfer arising under applicable federal and state securities laws.

         (j) REGISTRATION RIGHTS UNDER THE SECURITIES ACT OF 1933. The Holder of this Warrant or of the Warrant Shares, upon execution thereof, shall be entitled to the registration rights afforded under (1) Article 6 of the Series B Stock Purchase and Warrant Agreement, dated as of the date hereof, among the Company, the Holder and the other parties named therein, and (2) the Registration Rights Agreement, dated as of the date hereof, among the Company, the Holder and the other parties named therein.

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                                                                   FORM OF
                                                                   WARRANT

         (k)  RIGHT TO CONVERT WARRANT INTO COMMON STOCK.

              (1) Right to Convert. The Holder shall have the right to require the Company to convert this Warrant provided in this Section
                    (k), into common stock (the "Net Conversion Right"). Upon exercise of the Net Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any Exercise Price or of any other cash or consideration) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the value of this Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price in effect immediately prior to the exercise of the Conversion Right from the aggregate fair market value of the shares of Common Stock issuable upon exercise of this Warrant immediately prior to the exercise of the Conversion Right) by (y) the fair market value of one share of Common Stock immediately prior to the exercise of the Conversion Right.

              (2) Method of Exercise. The Net Conversion Right may be exercised by the Holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the Holder thereby intends to exercise the Net Conversion Right. Certificates for the shares of Common Stock issuable upon exercise of the Net Conversion Right shall be delivered to the Holder within five (5) days following the Company's receipt of this Warrant together with the aforesaid written statement.

              (3) Determination of Fair Market Value. For purposes of this Section (k), fair market value of a share of Common Stock as of a particular date (the "Determination Date") shall be determined in accordance with Section (c) of this Warrant.

         (l) AMENDMENTS. Neither the Warrant nor any term hereof may be changed, waived, discharged or terminated without the prior written consent of the Holder.

         (m) NO IMPAIRMENT. The Company will not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of any Holder.

         (n) GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of North Carolina.

         (o) NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, addressed (a) if to the Holder, c/o Camden Partners Holdings, LLC, One South Street, Baltimore, Maryland 21202, Attention: Richard M. Johnston and Richard M. Berkeley or (b) if to the Company, to

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                                                                   FORM OF
                                                                   WARRANT

PharmaNetics, Inc., 9401 Globe Center Drive, Suite 140, Morrisville, NC 27560,
Attention: John P. Funkhouser, or at such other address as to the Company shall have furnished to the Holder in writing.

                            [SIGNATURE PAGE FOLLOWS]

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                                                                   FORM OF
                                                                   WARRANT

         IN WITNESS WHEREOF, PharmaNetics, Inc. has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:   May 1, 2003

                                           PHARMANETICS, INC.:


                                           By: _________________________________
                                           Name: _______________________________
                                           Title: ______________________________

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                                                                   FORM OF
                                                                   WARRANT

                                  PURCHASE FORM

                                        Dated ___________________, 200_

         The undersigned hereby irrevocably elects to exercise its rights pursuant to this Warrant to the extent of purchasing ______ shares of Common Stock of __________ __________, and hereby makes payment of $___________, in cash, in payment of the exercise price thereof.

         The undersigned hereby irrevocably elects to exercise its rights pursuant to this Warrant to the extent of purchasing _____ shares of Common Stock and hereby authorizes you to deliver such shares of Common Stock for sale to ___________, and to retain from the proceeds of such sale $__________, in cash, in payment of the exercise price thereof and to remit to the undersigned the balance of such proceeds.


                     INSTRUCTIONS FOR REGISTRATION OF STOCK

Name ___________________________________________________________________________
              (Please typewrite or print in block letters)

Address ________________________________________________________________________

Signature ______________________________________________________________________


                                 ASSIGNMENT FORM

         FOR VALUE RECEIVED, _________________________________________ hereby sells, assigns and transfers unto

Name ___________________________________________________________________________
              (Please typewrite or print in block letters)

Address ________________________________________________________________________

the right to purchase Common Stock of PharmaNetics, Inc. (the "Company"), represented by this Warrant to the extent of __________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint _____________________________ as Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Date ___________, 200_

Signature ______________________________________________________________________